Exhibit 99.1

Global Hunter Securities 100 Energy Conference June 25, 2013

Forward Looking Statements

Cautionary Statements: Certain statements in this presentation are forward-looking and are based upon Harvest’s current belief as to the outcome and timing of future events. All statements other than statements of historical facts including planned capital expenditures, increases in oil and gas production, Harvest’s outlook on oil and gas prices, estimates of oil and gas reserves, business strategy and other plans, estimates, projections, and objectives for future operations, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include Harvest’s concentration of assets in Venezuela; timing and extent of changes in commodity prices for oil and gas; political and economic risks associated with international operations; and other risk factors as described in Harvest’s Annual Report on Form 10-K and other public filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Harvest’s actual results and plans could differ materially from those expressed in the forward-looking statements. Harvest undertakes no obligation to publicly update or revise any forward-looking statements.

Harvest may use certain terms such as resource base, contingent resources, prospective resources, probable reserves, possible reserves, non-proved reserves or other descriptions of volumes of reserves. These estimates are by their nature more speculative than estimates of proved reserves and accordingly, are subject to substantially greater risk of being actually realized by the Company. Investors are urged to consider closely the disclosure in our 2012 Annual Report on Form 10-K and other public filings available from Harvest at 1177 Enclave Parkway, Houston, Texas, 77077 or from the SEC’s website at www.sec.gov.

Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. Prospective resources are those quantities of hydrocarbons which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. They indicate exploration opportunities and development potential in the event a discovery is made and should not be construed as contingent resources or reserves. The contingent and prospective resources included in this presentation were internally developed by Harvest Natural Resources.

NYSE: HNR

www.harvestnr.com

About Harvest

Market Data

Exchange/Ticker NYSE: HNR

Market Capitalization * $ 125 MM

Enterprise Value $ 173 MM

Cash (03/31/2013) $ 31 MM

Debt (03/31/2013) $ 79 MM

Shares Outstanding 39.5 MM

Institutional Ownership 75%

* As of June 20, 2013

NYSE: HNR

www.harvestnr.com

Highlights

Venezuela continues strong production growth

Up 16% in 2012

Current production 40,000 bopd, up 11% vs 2012 average

”2 for 2” Exploration in pre-salt offshore Gabon

Ruche discovery in 2011

Tortue discovery in 2013

49 million bbl oil discovered on block

Moving toward phased development

Proven hydrocarbon system onshore Indonesia

Oil and gas encountered in two exploration wells

Plans to monetize blocks in Gabon and Indonesia

NYSE: HNR

www.harvestnr.com

Venezuela - Petrodelta

South Monagas Unit (SMU): Uracoa, Tucupita, Bombal

New Fields: El Salto, Temblador, Isleño

Total Area Petrodelta’s Fields: 1000.03 Km2

Cash From Operations ($MM, Gross)

Production (MMBOE, Gross)

Proved Reserves (MMBOE, net to Harvest)

2P Reserves (MMBOE, net to Harvest(

3P Reserves (MMBOE, net to Harvest)

2009

2010

2011

2012

2013 Q1

140

192

196

248

63

8.6

8.9

11.8

13.5

3.5

46.3

50.0

43.3

38.4

37.7

83.3

103.6

103.8

100.2

99.5

224.3

220.6

210.5

204.6

203.9

32% Equity Interest in Petrodelta

Six fields, 9.9 billion barrels of gross oil-in-place

Growth underway

Current production rate of 40,000 bopd

Successful development program ongoing in Temblador, Isleno and EI Salto

EI Salto producing 20,000 bopd

Idleno producing 2,600 bopd from three horizontal wells

Three drilling rigs operating plus three new rigs assembling on location

Operations generating solid financial performance

2012 CFO of $248 million (gross)

$84 million in dividends (net to HNR) received since 2008

$9.8 million (net to HNR) in dividends declared and receivable

Cash Surplus Jan 2010 – 2013 Q1: $90 million net to HNR 32% interest

Petrodelta Production

2013 Outlook

42,000 BOPD average full year

37,346 BOPD average QI 2013

$210 million Capex for 2013

New fields Infrastructure

Increase in Rig Count

31 new oil wells

60 50 40 30 20 10 0

6 5 4 3 2 1 0

Barrels of Oil Per Day (000’s) (Gross)

Rigs

Conversion Process

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

# of Drilling Rigs SMU New Fields Production Outlook

NYSE: HNR

www.harvestnr.com

Petrodelta Reserves Valuation

At December 31, 2012

Six fields with 9.9 billion barrels gross OOIP

38.4 million BOE net Proven, 166.2 million BOE net Probable and Possible

2013 Drilling Program at El Salto, Temblador and Isleno fields will continue to drive reserve additions and increase production

Ryder Scott reserve report @ 12/31/2012 WTI = $94.2/BBL, Petrodelta oil price = $95.9/BBL

(Net to Harvest Natural Resources 32% Interest and net of 33.33% royalties)

Net Resource Base (1) Proved Probable Possible

Oil, MMBBL 34.5 54.7 99.5

Gas, BCF 23.2 42.9 29.4

Total, MMBOE 38.4 61.8 104.4

Proved 2P 3P

Reserves (MMBOE) (1) 38.4 100.2 204.6

After – Tax PV10 ($MM):

As of 12/31/2012: 450 917 1,647

Per BOE $11.7 $9.2 $8.1

(1) Net to HNR after 33.33% royalty

NYSE: HNR

Petrodelta Reserves Value

(After Tax (2)- Net to HNR 32% Interest)

1,800

1,600

1,400

1,200

1,00

800

600

400

200

0

Possible

Probable

Proved

NpV10

(2) After Venezuelan Income Taxes but before U.S. Income Taxes

www.harvestnr.com

Gabon – Dussafu Block

HARVEST

- **680,000 acre PSC, Offshore Gabon**
  - 66.667% operated interest
  - 49 MMBO mean contingent resources discovered
  - 3rd Exploration Period
    - Extends to May 27, 2016
    - Work commitments completed

- **Key HNR Activities to Date**
  - Development planning nearing completion
    - POD to be submitted 3Q 2013
  - Tortue Discovery (2013)
    - 28 MMBO Mean Contingent Resources
  - Ruche Discovery (2011)
    - 14 MMBO Mean Contingent Resources
  - 3D Seismic
    - Dussafu 3D reprocessed PSDM
    - Central 3D acquired, processed PSDM and merged with Inboard 3D PSDM
    - Outboard 3-D Planned and tendered

Dussafu License



HNR PROPERTIES
OIL FIELDS
GAS DISCOVERY
Lucina
Ebouri
Etame
North Tchibala
South Tchibala
Avouma
M'Bya
GABON
Central Dussafu 3D
Dussafu 3D
Inboard 3D
50 m
20 m
100 m
200 m
500 m
1000 m
Moubenga
Walt Whitman
Ruche
Tortue
GMC-1X
Gabon
Congo
Congo (DR)
Angola
Atlantic Ocean
Yombo
0
10
20 Km

NYSE: HNR www.harvestnr.com 8

Dussafu – Tortue Discovery

Tortue Exploration Well DTM-1

Oil discovery in pre-salt Gamba and Dentale reservoirs, 53m net pay

Appraisal sidetrack DTM-1 ST1, 20m net pay in Dentale

Well suspended pending future appraisal and development studies

DTM-1 ST1 DTM-1

Gamba Structure

Dentale Structure

NYSE: HNR

Tortue Marin-1

Contingent

STOIIP (MMBO) Resources

Reservoir (MMBO)

Mean P10 Mean P10

Gamba 24 42 9 16

Dentale 72 129 19 39

Total 96 171 28 55

www.harvestnr.com

Dussafu - Ready for Development

Work-In-Progress

Subsurface Engineering

Project and Facilities Engineering

Logistics Planning

Well Completion Design

Equipment Selection

Expect FEED complete 3Q 2013

First production by late 2014

Project sanction by partners 2013

Long lead items to be ordered

Declaration of commerciality

Initial Tortue wells drilled in 2014

FPSO installed 3Q 2014

Continued development through 2015-16

Well and facility layout for sub-sea tiebacks to FPSO located at Tortue Field

NYSE: HNR

www.harvestnr.com

Dussafu Resource Potential

HARVEST

Exploration Prospects and Leads

Name	Formation	Unrisked STOIIP (Oil/Condensate (MMBBl)) P10	Unrisked STOIIP Mean	Unrisked Recoverable Reserves P10	Unrisked Recoverable Reserves Mean	Overall Lead/Prospect COS
2 Tchibobo NE	Gamba	43	25	14	8	40%
2 Tchibobo NE	Mid Dentale	109	60	33	18	40%
12 Moubenga East	Gamba	113	70	38	23	35%
12 Moubenga East	Mid Dentale	145	64	33	14	12%
11 Moubenga updip	Gamba	34	23	11	8	29%
13 Bougainvillea N amplitude	Gamba	48	28	16	9	52%
14 Bougainvillea N NW amplitude	Gamba	26	19	9	6	45%
8 Hibiscus Updip	Gamba	39	23	13	7	30%
9 Mupale	Gamba	118	70	39	22	28%
9 Mupale	Mid Dentale	107	51	25	11	27%
10 Hibiscus North	Gamba	144	74	47	24	26%
10 Hibiscus North	Mid Dentale	94	41	21	9	16%
23	Gamba	59	40	20	13	34%
23	Mid Dentale	46	23	11	5	41%
25 NW Walt Whitman	Gamba	32	20	11	7	39%
28 West M'Bya	Gamba	28	19	9	6	35%
38 SE Walt Whitman	Gamba	22	14	7	5	39%
39 SSE Walt Whitman	Gamba	30	19	10	6	39%
3 Tchibobo N West	Gamba	112	53	37	17	18%
4 Tchibobo N NW	Gamba	39	19	13	6	18%
6 Dussafu West	Gamba	118	62	39	20	23%
15	Gamba	74	51	25	17	20%
18	Gamba	99	48	33	16	20%
18	Mid Dentale	91	38	21	8	12%
19 Dussafu East	Gamba	89	44	30	14	26%
19 Dussafu East	Mid Dentale	197	88	45	20	17%
26 Jedi West	Gamba	89	53	29	17	27%
42 Hibiscus South	Gamba	26	14	9	4	23%
49 Tchibobo West	Gamba	37	25	13	8	14%
31 Mukombo Combined	M'Bya/Lucina	143	81	23	12	13%
Outboard leads						
A Gamba Lead 43 (Ruche SW)	Gamba	44	27	15	9	14%
A Dentale Lead 5	Dentale	137	65	41	19	19%
B Gamba Lead 45 (Ruche SE)	Gamba	54	34	18	11	14%
B Dentale Lead 4	Dentale	406	171	121	51	20%
C Dentale Lead 3	Dentale	307	157	92	47	19%
D Gamba Lead D1	Gamba	27	17	9	6	14%
D Gamba Lead D2	Gamba	14	9	5	3	14%
D Dentale Lead 1	Dentale	1643	698	493	209	17%
E Gamba Lead	Gamba	75	50	25	16	14%
E Dentale Lead 2	Dentale	817	415	245	124	19%
F Dentale Lead 6	Dentale	800	369	241	111	15%

Resource Type	Mean MMBO
Contingent Resource	49
13 Prospects (unrisked)	201
16 Leads (unrisked)	765
TOTAL	1015


Gamba Leads
Gamba Prospects
Dentale Prospects
Early Syn-rift Prospects
0
10
20 Km

NYSE: HNR
www.harvestnr.com
11

Dussafu Outboard Leads

HARVEST

- **Dussafu outboard leads compare with nearby exploration activity**
  - Total / Cobalt / Marathon drilling Diaman-1 targeting 250-800 MMBO
  - Shell / CNOOC expected to drill 2 well in BC9/10 in 2013
  - Vaalco / Sasol / Sinopec plan to drill Ovoka 2H 2013 targeting 140 MMBO
  - Outboard 3D is key to de-risking this potential further

Dussafu Outboard Leads
Based on 2D seismic



BC9/10
Ovoka
2H 2013
140 MMBO
Diaman-1
spud 17th April
250-800 MMBO



Lead A
30-50 MMBO
Lead B
60-140 MMBO
Lead C
50-100 MMBO
Lead D
200-500 MMBO
Lead E
140-270 MMBO
Lead F
110-250 MMBO

NYSE: HNR www.harvestnr.com 12

Dussafu Potential Value, Net to Harvest

@ 10% discount rate

$1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0

Total Mean Value: $1497

$1,497

$663

Exploration Program Mean Risked Value: $947

$284

$35

$31

$167

$317

Contingent Resources Mean Value: $550

Tortue

Ruche

Walt Whitman

Moubenga

Inboard Expl Mean

Outboard Expl Total Resource Mean Mean Value

NYSE: HNR

www.harvestnr.com

Indonesia - Budong-Budong

HARVEST

- **611,943 acre PSC**
  - 71.5% WI - Onshore West Sulawesi
  - 4 year extension to Jan 2017
  - Harvest became operator in April 2013
- **Proven Petroleum System**
  - Lariang and Karama sub-basins
  - Source kitchen known
  - Extensive oil and gas seeps
  - Undrilled structures on seismic and surface anticlines
  - LG-1 and KD-1 wells drilled in 2011-12
  - Oil and gas encountered in overpressured sands

Prospect and Leads Inventory	Mean MMBO
Prospects (13)	653
Leads (10)	In-progress
TOTAL	653



HNR LICENSE
BACK THRUST PROSPECTS/LEADS
FOLD BELT LEADS
STRATIGRAPHIC PROSPECTS/LEADS
Tike-1
Lariang 1S
Kaluku-1
LC
Madjene
MJN-1
LJ
LE
LF
LG-1
FP3
FP1
FP2
Lariang Basin
Madjene Prospect (MJN-1)
KG
KB
KA
Karama Basin
Karama 1S
KD 1ST
KD
KE
KC
KF
0
10
20
Km
Malaysia

NYSE: HNR
www.harvestnr.com
14

Budong-Budong Madjene Prospect

Madjene Prospect

Thrusted anticline Stacked reservoir targets Pliocene and Miocene sands

96 MMBO total mean unrisked reserves

MJN-1 well

1Q 2014

Unrisked Gross Mean P10 COS

Reserves MMBO MMBO %

Pliocene 490 Sand 44 74 30%

Upper Miocene Sand 37 64 21%

Middle Miocene Sand 15 27 20%

TOTAL 96 165

NYSE: HNR

www.harvestnr.com

Why Invest in Harvest

Significant Valuation Gap

Currently trading at 1/3 of the after-tax proceeds from failed Petrodelta sale Trading at a discount to valuation of contingent resources for existing discoveries in Dussafu Block in Gabon

Near-term development with first oil by year-end 2014 High-impact exploration portfolio in pre-salt offshore

Large Unconventional Oil Block in Government Approval Stage

Proven ability to monetize assets

Utah unconventional asset monetized in 2011

Process underway to monetize Gabon and Indonesia in 2013

NYSE: HNR

www.harvestnr.com